                                                                    Exhibit 10.1


                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of January 15, 2002, is between CONCORD TECHNOLOGIES, LP, a Texas limited partnership ("Concord"), GEOSPACE ENGINEERING RESOURCES INTERNATIONAL, LP, a Texas limited partnership ("Engineering"), GEO SPACE, LP, a Texas limited partnership ("Geo Space"), OYO INSTRUMENTS, LP, a Texas limited partnership ("Instruments"), and OYOG OPERATIONS, LP, a Texas limited partnership ("Operations", and together with Concord, Engineering, Geo Space and Instruments, the "Borrowers"), jointly and severally, and SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender").

                                    RECITALS:

         A. Borrowers and Lender entered into that certain Loan Agreement dated as of February 16, 2001, as amended by First Amendment to Loan Agreement dated as of February 17, 2001 (the "Agreement").

         B. Borrowers and Lender now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions

         Section I.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

                                   ARTICLE II.

                                   Amendments

         Section II.1. Amendment to Certain Definitions. (a) The following definitions shall be added to Section 1.1 of the Agreement in proper alphabetical order:

                  "Advance-A" means an advance of funds by Lender to Borrowers pursuant to Article II.

                  "Advance-B" means an advance of funds by Lender to Borrowers pursuant to Article XII.

                  "Advance Request Form-A" means a certificate, in substantially the form of Exhibit "K" hereto, properly completed and signed by an Authorized Representative requesting an Advance-A.

                  "Advance Request Form-B" means a certificate, in substantially the form of Exhibit "P" hereto, properly completed and signed by an Authorized Representative requesting an Advance-B.

                  "Commitment-A" means the obligation of Lender to make Advances-A hereunder in an aggregate principal amount at any time outstanding up to but not exceeding $10,000,000.00.

                  "Commitment-B" means the obligation of Lender to make Advances-B hereunder in an aggregate principal amount at any time outstanding up to but not exceeding $2,500,000.00.

                  "Commitments" means Commitment-A and Commitment-B.

                  "Lockbox" means the post office box designated in any agreement executed by Borrowers and Lender with respect to lockbox services, which may be comprised of Lender's Corporate Treasury Management Services Agreement and the Lockbox Service Exhibit thereto, as the same may be amended, supplemented or modified.

                  "Note-A" means the promissory note executed by Borrowers payable to the order of Lender, in substantially the form of Exhibit "A" hereto, and all extensions, renewals, and modifications thereof and all substitutions therefor.

                  "Note-B" means the promissory note executed by Borrowers payable to the order of Lender, in substantially the form of Exhibit "O" hereto, and all extensions, renewals, and modifications thereof and all substitutions therefor.

                  "Notes" means Note-A and Note-B.

                  "Payment Account" means the depository account of Borrowers designated in the Lockbox Agreement as the account into which proceeds of the Lockbox collections are to be deposited.

                  "Termination Date-A" means 11:00 a.m., Houston, Texas time on January 14, 2003, or such earlier date on which the Commitment-A terminates as provided in this Agreement.

                  "Termination Date-B" means 11:00 a.m., Houston, Texas time on July 15, 2002, or such earlier date on which the Commitment-B terminates as provided in this Agreement.

                  "Termination Dates" means Termination Date-A and Termination Date-B.

         (b) The definition of the term "Default Rate" shall be amended to read in its entirety as follows:

                  "Default Rate" means a per annum rate of interest equal to the lesser of (a) the sum of the Prime Rate then in effect from day to day plus two percent (2.0%), but not less than seven percent (7.0%) per annum, or (b) the Maximum Rate; provided, however, that with respect to the Advances-B and Note-B only, the term "Default Rate" shall mean a per annum rate of interest equal to ten percent (10%) per annum.

         (c) Clauses (a) and (b) contained in the definition of the term "Eligible Accounts" are amended to read in their entirety as follows:

                  (a) are due and payable within thirty (30) days; (b) have been outstanding less than one hundred twenty (120) days past the original date of invoice;

         (d)      The following terms shall be deleted from Section 1.1 of the
Agreement:

                  "Advance"
                  "Advance Request Form"

                  "Annualized"
                  "Commitment"
                  "Note"
                  "Termination Date"

         Section II.2. Amendment to Article II. Each reference in Article II of the Agreement to "Advance", "Advances", "Advance Request Form", "Commitment", "the Note" and "Termination Date" in Article II shall be revised to read "Advance-A", "Advances-A", "Advance Request Form-A", "Commitment-A", "Note-A" and "Termination Date-A", respectively.

         Section II.3. Amendment to Section 2.4. Clause (b) contained in Section
2.4 of the Agreement is amended to read in its entirety as follows:

         (b) the greater of (i) the Prime Rate in effect from day to day or (ii) five percent (5.0%) per annum, and each change in the rate of interest charged on the Advances shall become effective, without notice to any Borrower, on the effective date of each change in the Prime Rate or the Maximum Rate, as the case may be;

         Section II.4. Amendment to Article III. Each reference to "Note" in
Article III shall be revised to read "Notes".

         Section II.5. Amendment to Section 5.2. Section 5.2 of the Agreement is amended to read in its entirety as follows:

                  Section 5.2. All Extensions of Credit. The obligation of Lender to make any Advance-A, any Advance-B or issue any Letter of Credit (including the initial Advance-A, the initial Advance-B and the initial Letter of Credit) is subject to receipt by Lender of the items required by Section 2.5(b), if applicable, 2.9, and 12.5, and such additional documents as Lender may reasonably request.

         Section II.6. Amendment to Section 7.1. Clause (l) shall be added to
Section 7.1 of the Agreement and shall read in its entirety as follows:

                  (l) Inventory Report. As soon as available, and in any event within thirty (30) days after the end of each month, an inventory report as of the end of such month certified by an officer of each Borrower acceptable to Lender.

         Section II.7. Amendment to Article VII. Section 7.13 shall be added to
Article VII of the Agreement immediately after Section 7.12 in numerical order, and shall read in its entirety as follows:

                  Section 7.13. Lockbox. (a) Each Borrower will cause the proceeds from the accounts receivable of such Borrower to be remitted by check to the Lockbox or by wire transfer to the Payment Account. If no Event of Default exists, all collected funds (as determined by Lender in accordance with its customary practices with respect to similar accounts) with respect to acceptable checks received in the Lockbox shall be deposited by Lender into the Payment Account. If an Event of Default has occurred and is continuing, all funds with respect to checks received in the Lockbox and all amounts received in the Payment Account shall be paid, delivered or transferred to Lender and applied by Lender to the Obligations.

                  (b) Each Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in, the Collateral Account and in all cash, instruments, securities and funds on deposit therein, all interest and cash or other property received in connection therewith or in exchange therefor, and all proceeds of all of the above, now or hereafter existing, as additional collateral security for the Obligations. In addition to Lender's common law rights of setoff, each Borrower hereby grants to Lender, upon the occurrence and during the continuance of an Event of Default, the right to offset all or a portion of the funds in the Collateral Account.

         Section II.8. Amendment to Section 8.7. The first sentence contained in
Section 8.7 of the Agreement is amended to read in its entirety as follows:

         No Borrower will make, nor will it permit any Guarantor or any Subsidiary to make, any capital contribution to or investment in any Person, except for an investment in Labelon Corporation in an aggregate principal amount which does not exceed $2,000,000.00.

         Section II.9. Amendment to Section 9.3. Section 9.3 of the Agreement is amended to read in its entirety as follows:

                  Section 9.3. Ratio of Senior Debt to EBITDA. Parent will maintain a Ratio of Senior Debt to EBITDA of not greater than (a) 2.50 to 1.00 as of December 31, 2001, (b) 4.00 to 1.00 as of March 31, 2002,
         and (c) 2.50 to 1.00 as of June 30, 2002 and at all times thereafter. The Ratio of Senior Debt to EBITDA shall be calculated and tested quarterly as of the last day of each fiscal quarter of Parent on a cumulative basis (rolling four quarter basis) for the four fiscal quarters ended as of the date of calculation.

         Section II.10. Amendment to Section 10.2. Each reference to "Commitment" contained in Section 10.2 shall be revised to read "Commitments".

         Section II.11. Amendment to Section 11.6. Each reference to "Note" and "Commitment" contained in Section 11.6 shall be revised to read "Notes" and "Commitments", respectively.

         Section II.12. Amendment to Section 11.15. Each reference to "Note", "Commitment" and Termination Date" contained in Section 11.15 shall be revised to read "Notes", "Commitments" and Termination Dates", respectively.

         Section II.13. Amendment to Article XI. Section 11.19 shall be added to
Article XI immediately following Section 11.18 of the Agreement and shall read in its entirety as follows:

                  Section 11.19. Document Imaging. Borrowers understand and agree that (a) Lender's document retention policy involves the imaging of executed loan documents and the destruction of the paper originals, and (b) Borrowers waive any right that it may have to claim that the imaged copies of the Loan Documents are not originals.

         Section II.14. Addition of Article XII. Article XII shall be added to the Agreement immediately after Article XI and shall read in its entirety as follows:

                                  ARTICLE XII.

                                   Advances-B
                                   ----------

                  Section 12.1. Advances-B. Subject to the terms and conditions of this Agreement, Lender agrees to make one or more Advances-B to Borrowers from time to time from the date hereof to and including the Termination Date-B in an aggregate principal amount at any time outstanding up to but not exceeding the Commitment-B; provided that the aggregate amount of all Advances-B at any time outstanding shall not exceed the Commitment-B. Lender shall have no obligation to make any Advance-B if an Event of Default or an Unmatured Event of Default has occurred and is continuing. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrowers may borrow, repay, and reborrow hereunder.

                  Section 12.2. Note-B. The obligation of Borrowers to repay the Advances-B shall be evidenced by the Note-B executed by Borrowers, payable to the order of Lender, in the principal amount of the Commitment-B.

                  Section 12.3. Repayment of Advances-B. Borrowers shall repay the unpaid principal amount of all Advances-B on the earlier of (a) the Termination Date-B or (b) such other dates on which the Advances-B are or may be required to be paid pursuant to this Agreement.

                  Section 12.4. Interest. The unpaid principal amount of the Advances-B shall bear interest prior to maturity at a rate equal to eight percent (8.0%) per annum. Accrued and unpaid interest on the Advances-B shall be payable on the fifteenth (15th) day of each month commencing on February 15, 2002, and on the earlier of the Termination Date-B or any other date on which the principal amount of the Advances-B is paid (whether as a result of optional or mandatory prepayment or acceleration). If an Event of Default has occurred and is continuing, all principal of the Advances-B and all past due interest thereon shall bear interest at the Default Rate.

                  Section 12.5. Requests for Advances-B. Borrowers shall give Lender notice of each requested Advance-B by delivery to Lender of an Advance Request Form-B executed by an Authorized Representative, properly completed and containing the information required therein. Assuming that each Advance Request Form-B is in proper form, if Lender receives an Advance Request Form-B prior to 1:00 p.m. on any Business Day, Lender will make the requested Advance-B on the same Business Day, and if Lender receives an Advance Request Form-B after 1:00 p.m., Lender will make the requested Advance-B on the next Business Day.

                  Section 12.6. Use of Proceeds. The proceeds of the Advances-B shall be used for working capital and general corporate purposes.

                  Section 12.7. Facility Fee. Borrowers agree to pay to Lender a facility fee in the amount of $10,000.00 on the Closing Date. Such facility fee shall be fully earned when paid.

         Section II.15. Amendment to Exhibits. (a) Exhibit "A" to the Agreement (Note-A) is amended to conform in its entirety to Annex "A" to this Amendment,
(b) Exhibit "F" to the Agreement (Guaranty-General Partner) is amended to conform in its entirety to Annex "F" to this Amendment, (c) Exhibit "G" to the Agreement (Guaranty-Limited Partner) is amended to conform in its entirety to Annex "G" to this Amendment, (d) Exhibit "H" to the Agreement (Guaranty-Parent) is amended to conform in its entirety to Annex "H" to this Amendment, (e) Exhibit "J" to the Agreement (Arbitration Agreement) is amended to conform in its entirety to Annex "I" to this Amendment, (f) Exhibit "K" to the Agreement (Advance Request Form-A) is amended to conform in its entirety to Annex "J" to this Amendment, (g) Exhibit "L" to the Agreement (Borrowing Base Certificate) is amended to conform in its entirety to Annex "K" to this Amendment, (h) Exhibit "M" to the Agreement (No Default Certificate) is amended to conform in its entirety to Annex "L" to this Amendment, (i) Exhibit "O" shall be added to the Agreement (Note-B) in the form of Annex "N" to this Amendment and (j) Exhibit "P" shall be added to the Agreement (Advance Request Form-B) in the form of Annex "O" to this Amendment.

                                  ARTICLE III.

                              Conditions Precedent

         Section III.1. Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:

                  (a) Certificate - Borrowers, Parent and General Partner. A certificate of the Secretary or the Assistant Secretary (or another an officer acceptable to Lender) of Parent, General Partner and each Borrower certifying resolutions of the board of directors of the Parent, the sole member of General Partner, and the General Partner as general partner of each Borrower which authorize the execution, delivery and performance by Parent, General Partner and each Borrower of this Amendment (if applicable) and the other Loan Documents to which such Person is or is to be a party.

                  (b) Governmental Certificates - Parent, General Partner and Each Borrower. Certificates issued by the appropriate government official of the state of organization of Parent, General Partner and each Borrower as to the existence and good standing of such Person, and certificates of existence and good standing of Parent and General Partner as a foreign entity in the state of Texas.

                  (c) Certificate - Limited Partner. A certificate of a Manager of Limited Partner (or another officer of Limited Partner acceptable to Lender) certifying resolutions of the Members of Limited Partner which authorize the execution, delivery and performance by Limited Partner of the Guaranty-Limited Partner and the other Loan Documents to which Limited Partner is or is to be a party.

                  (d) Governmental Certificates - Limited Partner. Certificates issued by the appropriate government officials of the state of Nevada as to the existence and good standing of Limited Partner.

                  (e)   Notes. Note-A and Note-B executed by Borrowers.

                  (f) Amendment to Security Agreements. A First Amendment to Security Agreements executed by Borrowers, respectively, substantially in the form of Annexes "B", "C", "D", "E" and "M" hereto.

                  (g) Guaranty Agreements. The Guaranty Agreements executed by Guarantors, respectively.

                  (h) Arbitration Agreement. The Arbitration Agreement executed by Borrower and Guarantors.

                  (i)   Facility Fee. The facility fee referred to in Section
         12.7 of the Agreement.

                  (j) UCC Search. A Uniform Commercial Code search showing all financing statements and other documents or instruments on file against Borrowers in the office of the Secretary of State of Texas.

                  (k) Additional Information. Such additional documents, instruments and information as Lender may request.

         Section III.2. Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

                                   ARTICLE IV.

                 Ratifications, Representations, and Warranties

         Section IV.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

         Section IV.2. Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and General Partner and will not violate the Organizational Documents of such Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lender pursuant to the terms of the Notes, as the same may have been renewed, modified, extended and rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.

                                   ARTICLE V.

                                  Miscellaneous

         Section V.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

         Section V.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

         Section V.3. Expenses of Lender. As provided in the Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

         Section V.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section V.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section V.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section V.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section V.8. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section V.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section V.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                                       BORROWERS:

                                       CONCORD TECHNOLOGIES, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer

                                       GEOSPACE ENGINEERING RESOURCES
                                       INTERNATIONAL, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer



                                       GEO SPACE, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer



                                       OYO INSTRUMENTS, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer

                                       OYOG OPERATIONS, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer



                                     LENDER:

                                       SOUTHWEST BANK OF TEXAS, N.A.


                                       By: /s/ EDWARD K. BOWDON
                                           -------------------------------------
                                           Edward K. Bowdon
                                           Vice President